UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2018

VICON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New York	001-7939	11-2160665
(State of Incorporation or	(Commission File Number)	(IRS Employer
Organization)		Identification No.)

135 Fell Court, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 952-2288
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)    Dismissal of Independent Registered Public Accounting Firm.

On September 11, 2018, the Board of Directors of Vicon Industries, Inc. (the “Company”), including its Audit Committee, approved the dismissal of BDO USA, LLP (“BDO”) as its registered independent public accounting firm.

Other than the disclosure of an uncertainty regarding the Company’s ability to continue as a going concern, which was included in BDO’s report on the Company’s financial statements for the two most recent fiscal years ended September 30, 2017 and September 30, 2016, BDO’s reports on the financial statements of the Company for these years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and subsequent interim period preceding BDO’s dismissal, there were: (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except that in connection with BDO’s review of the Company’s June 30, 2018 quarter ended financial statements, it notified management of the existence of a material weakness in the Company’s controls over the approval of certain related party transactions that occurred during the quarter ended June 30, 2018.

The Company provided BDO with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that BDO furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of BDO’s letter, dated September 12, 2018, is filed as Exhibit 16.1 to this Form 8-K.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On September 12, 2018, the Company’s Audit Committee approved the engagement of Wei, Wei & Co., LLP (“Wei”) as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2018.

During the Company’s two most recent fiscal years and subsequent interim period prior to the engagement of Wei, neither the Company nor anyone acting on its behalf consulted with Wei regarding (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on the Company’s financial statements, in any case where either a written report was provided to the Company or oral advice was provided that Wei concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (c) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Description
16.1	Letter from BDO USA, LLP dated September 12, 2018 to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2018

VICON INDUSTRIES, INC.

By: /s/ John M. Badke
John M. Badke
Chief Operating Officer and
Chief Financial Officer